CA Technologies Analyst Day May 30, 2018

Welcome

Cautionary Statement Regarding Forward Looking Statements Certain statements in this communication (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company’s management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to achieve success in the Company’s business strategy by, among other things, ensuring that any new offerings address the needs of a rapidly changing market while not adversely affecting the demand for the Company’s traditional products or the Company’s profitability to an extent greater than anticipated, enabling the Company’s sales force to execute renewals within the Company’s existing customer base at acceptable renewal rates, enabling the Company’s sales force to expand relationships with the Company’s global customer base and address opportunities with new customers (for example, in geographic regions where the Company has underserved, or with chief information security officers and chief development officers, who have not been traditional customers) at levels sufficient to offset any decline in revenue in the Company’s Mainframe Solutions segment and in certain mature product lines in the Company’s Enterprise Solutions segment, effectively managing the strategic shift in the Company’s business model to increase sales through digital sales forces and indirectly through the Company’s partners, as well as provide additional Software as a Service offerings, offer try-and-buy models and refocus the Company’s professional services and education engagements on those engagements that are connected to new product sales, without affecting the Company’s financial performance to an extent greater than anticipated, and effectively managing the Company’s pricing and other go-to-market strategies, as well as improving the Company’s brand, technology and innovation awareness in the marketplace; the failure to innovate or adapt to technological changes or develop and introduce new software products and services in a timely and market-accepted manner; competition in product and service offerings and pricing; the ability of the Company’s products to remain compatible with ever-changing operating environments, platforms or third party products; global economic factors or political events beyond the Company’s control and other business and legal risks associated with global operations; the failure to sell and renew license agreement on a satisfactory basis; the failure to expand partner programs and failure by the Company’s partners to leverage their sales channels to drive revenue growth; the ability to retain and attract qualified professionals; changes in generally accepted accounting principles, which includes adoption of revenue recognition requirements under Accounting Standards Codification Topic 606; the ability to successfully integrate acquired companies and products into the Company’s existing business; hacking or other cybersecurity attacks on the Company’s data center, network and software products, or the IT environments of the Company’s business partners and customers; the ability to adequately manage, evolve and protect the Company’s information systems, infrastructure and processes; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, business or industry sector; risks associated with sales to government customers; fluctuations in foreign exchange rates; discovery of errors or omissions in the Company’s software products; the failure to protect the Company’s intellectual property rights and source code; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement and/or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements, as well as the timing of orders from customers and partners; potential tax liabilities; changes in market conditions or the Company’s credit ratings; events or circumstances that would require the Company to record an impairment charge relating to the Company’s goodwill or capitalized software and other intangible assets balances; the failure to effectively execute on the Company’s announced restructuring plans; successful and secure outsourcing of various functions to third parties; the continued payment of dividends and repurchasing of shares of the Company’s common stock; and other factors described more fully in the Company’s filings with the Securities and Exchange Commission, including those described on pages 11-20 of our fiscal year 2018 Annual Report on Form 10-K, filed on May 9, 2018. Should one or more of these risks or uncertainties occur, or should the Company’s assumptions prove incorrect, actual results may vary materially from the forward-looking information described herein as believed, planned, anticipated, expected, estimated, targeted or similarly identified. We do not intend to update these forward-looking statements, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Copyright © 2018 CA. All rights reserved. 3

Agenda 1 Introduction and Strategy Mike Gregoire, CEO 2 Portfolio Overview Ayman Sayed, Chief Product Officer 3 Evolving Technology & Business Model Otto Berkes, CTO 4 Customer Success Dayton Semerjian, GM, Global Customer Success 5 Finance Update Kieran McGrath, Chief Financial Officer 6 Q&A Copyright © 2018 CA. All rights reserved. 4

Hybrid Multi-Cloud Environments are the New Normal — And Drive Complexity Hybrid Cloud 80% of enterprises will Private Clouds Public Clouds use three or more clouds by 2020 Data Center Copyright © 2018 CA. All rights reserved. 5

Digital Transformation Requirements Continuous Agile Trusted Insights & Transformation Security Innovation Copyright © 2018 CA. All rights reserved. 6

CA enables the DevOps journey with Analytics Optimized for Intelligence & heterogeneous Great Products platforms & Interoperability integration Copyright © 2018 CA. All rights reserved. 7

Customers Around the World, Across Every Industry Use CA to Make DevOps a Reality Copyright © 2018 CA. All rights reserved. 8

Number of Patents Issued 186 194 166 157 135 101 We have made marked progress FY13 FY14 FY15 FY16 FY17 FY18 bringing innovative New Sales of Products Introduced Since FY131 ($,mn) and organically built 150 solutions to market. 100 50 10x - FY14 FY18 Note: Please refer to appendix for definition of New Sales [1] Includes organically developed and small, tuck-in acquisitions Copyright © 2018 CA. All rights reserved. 9

Our acquisitions are complementary to our strategy. Our acquisitions benefit from our scale and global reach.

Blazemeter Statistics

WEBSITE VISITORS (% Y/Y)	TEST EXECUTIONS (% Y/Y)
+33% → +76%	+38% → +74%



Number of Veracode Large Transactions ($1mn+ ACV)
14
14
21
+50%
FY16
FY17
FY18
PRE-ACQUISITION
POST-ACQUISITION

Copyright © 2018 CA. All rights reserved.
10

Third-Party Validation 20+ products recognized in leadership categories Gartner Forrester IDC 1. API Management 1. API Management 1. Agile Project Management 2. Project and Portfolio Management 2. APM 2. ASQ 3. Application Release Automation 3. Continuous Delivery & Release 3. Cloud Testing and ASQ SaaS 4. IT Portfolio Analysis Applications Automation 4. Quality w/ Security for DevSecOps 5. Identity Governance and Administration 4. Static Application Security Testing 6. Enterprise Agile Planning Tools Ovum KuppingerCole 7. Access Management 8. Application Security Testing 1. API Management 1. Privileged Mgmt 9. Application Performance Monitoring 2. Privileged Identity Management 2. IDaaS, Single Sign-On Suites 3. Agile PPM 3. Access Management/ Federation 4. Adaptive Authentication 5. Identity Provisioning 6. Access Governance Please refer to appendix for sourcing information Copyright © 2018 CA. All rights reserved. 11

CA Brightside Brings Modern Development Tools and DevOps to the Mainframe

WITH THE HELP OF BRIGHTSIDE

- Add your favorite IDE
- Use your preferred tool
- Build IDE Plugins



AGILE PM
Agile Central
SOURCE CODE EDITING
CA Dez
CA Endevor
ATOM
BUILD TOOLS
CA Endevor
Gradle
Maven
CODE TESTING & DEBUGGING
CA File Master Plus
CA Test Data Manager
CA Dez
CA SymDump
CA Interest
CA Mainframe Application Tour
MOCHA
chai
JUnit 5
CODE QUALITY
Veracode
sonarqube
JACOCO
CONTINUOUS INTEGRATION
CA Release Automation
CA Automic
python
node
Travis CI
Ruby
circleci
Jenkins
CONTINUOUS DELIVERY
CA Release Automation
CA Automic
TC
urban {code}
Jenkins
Bamboo
DEPLOYMENT PIPELINE
DEV
QA
PRODUCTION
PRODUCT MONITORING
CA SYSVIEW & MOI
CA APM and UIM
CA MAT

Copyright © 2018 CA. All rights reserved.
12

Enterprise Solutions Revenue Mix ($,mn) 2,000 Within Enterprise Solutions, our growth products are expected 1,000 to become larger than our more mature offerings in FY19. - FY15 FY16 FY17 FY18 Mature Growth Copyright © 2018 CA. All rights reserved. 13

Mainframe Solutions (% Y/Y) 0% We now believe we -4% have a path to flat -8% Mainframe Solutions FY15 FY16 FY17 FY18 growth, assuming the Revenue (as reported) Revenue (constant currency)* current state of the Enterprise Solutions (% Y/Y) mainframe market 16% continues 12% 8% 4% 0% -4% FY15 FY16 FY17 FY18 Revenue (as reported) Revenue (constant currency)* Note: Please refer to appendix for definition of constant currency metrics Copyright © 2018 CA. All rights reserved. 14

FY 2015 FY 2018 FY 2021E Shifting to SaaS and < 50% 32% 31% of ES subscription ≤ 50% 55% 61% of total revenue > 50% 7% streams 14% of ES Enterprise Solutions Enterprise Solutions Mainframe SaaS & Subscription Perpetual Note: Represents product revenue under ASC 605 Copyright © 2018 CA. All rights reserved. 15

Product Update

Today’s Market Needs A blueprint for building The Modern a digital operating model, translating technology Software Factory into business insight. …uses four key principles to succeed for Business Automation Insights Security adaptability and Agility responsiveness... Machine Modern …that leverage new Continuous Predictive Learning & Application Blockchain technologies... Everything Analytics Artificial Architectures Intelligence On any platform: On Premise, Public / Private / Hybrid / Multi- Cloud - Mobile and Mainframe Copyright © 2018 CA. All rights reserved. 17

Portfolio to Support Modern Software OPERATE PLAN DEVELOP • API Monitoring • Agile Solutions • API Management • Application, Infrastructure & Network • Project & Portfolio Management • Mobile App Management • Application Security • End User Experience Analytics • Open Source Scanning • Service Management • Services Orchestration • Workload Automation SECURE TEST • Application Security • Performance Testing • API Test • Payment Security • Automatic Test Creation • Privileged Access • Service Virtualization Management Secure • Test Data Management • Identity & Access Management • API Security RELEASE • Security as a Service • Continuous Delivery Director • Release Automation CROSS-ENTERPRISE, MULTI-PLATFORM SUPPORT Copyright © 2018 CA. All rights reserved. 18

Enterprise & Mainframe Solutions Automation Privileged Access Management ENTERPRISE SOLUTIONS DevOps MAINFRAME SOLUTIONS IT Operations Management Mainframe Agile Planning & Identity & Access Management Delivery Databases Operational Intelligence Mainframe Testing Project & Portfolio Intelligence Management Application & Data Security Mainframe API Application Development Management Identity & Access Management CROSS-ENTERPRISE, MULTI-PLATFORM SUPPORT Business Agility Automation Intelligence & Insights Security Copyright © 2018 CA. All rights reserved. 19

Enabling DevSecOps in an Open Ecosystem Across all platforms: mobile, multi- and hybrid cloud, distributed systems, mainframe DevOps Copyright © 2018 CA. All rights reserved. 20

Analytics-driven Applications with CA Jarvis Analytics Technology & Skills + *Fueled by advanced In-house analytics, Data Science algorithms, Analytics-driven machine + Applications* learning... In-house Domain Expertise CA JARVIS Copyright © 2018 CA. All rights reserved. 21

An Integral Portfolio Capability …across Agile, DevOps, Security and Mainframe CA Agile Central CA DXI CA RAN CA Threat CA OI Analytics for PAM Dependency Analytics across Real-time behavioral Advanced Analytics for Embedded operational Management and end-user analytics, analytics and automated Behavioral Monitoring intelligence with Predictive Planning app performance and risk mitigation and Automated machine learning with AI infra monitoring mitigation Copyright © 2018 CA. All rights reserved. 22

Applying Advanced Analytic, Machine-Learning and AI: CA Risk Analytics Network Real-Time AI and ML Dynamic Field Experience and Real-Time Fraud Behavioral Technology Programmable Knowledge in and Risk Data Analytics Rules Multiple Domains Consortium Across technologies Power and storage for Neural network models Continual refinement Incorporation and including device high volumes of with flexible rules from experts to keep leverage of multiple fingerprinting, transactions. engines to adjust to pace with evolving data streams. transaction velocity, risk profiles. sophistication of cross-merchant linking threats. and others. Copyright © 2018 CA. All rights reserved. 23

AI-Driven Autonomous Operations Anomaly Detection Self-Management Applications • Western Electric Rules • Automate simple tasks • Kernel Density Estimation Databases • Exponential Moving Average Auto Remediation • Tune and optimize resources Systems Pattern Detection • Multi Variate Clustering • Causality Model Networks Remediation Predictive Self-Healing • Automate to prevent Storage • Predictive Insights • Recommendation Engine unplanned capacity spikes Cloud • User Sentiment Analysis Data, Context Processing Machine Learning Algorithms Automation Copyright © 2018 CA. All rights reserved. 24

Subscription Model

Tensor: CA’s Corporate Initiative to Build a Foundation for SaaS and Subscription Copyright © 2018 CA. All rights reserved. 26

Operation Tensor • Laying the Foundation • The Subscription Team • Optimization at Scale Note: Please refer to appendix for definition of ARR Copyright © 2018 CA. All rights reserved. 27

CA Accelerator • Maniacal customer focus • Small, incremental investments • Rapid experimentation and iteration • Learn and pivot quickly • Staged evaluation and disciplined governance following lean principles – Monthly “Pivot, Pause, Persist” reviews – Minimize cost – Drive focus – Increase odds of success Copyright © 2018 CA. All rights reserved. 29

CA Accelerator A Framework for Continuous Innovation Funding Startup Scale Continued experimentation and Incubation customer involvement ensures Rapid pivots at small scale (1-4 there is a paying market before people) ensures fast, cost- large scale development efficient confirmation of a investments are made customer validated problem and Exit Accelerator potential solution prior to Leverage building a product mainstream Product-Market product Lean Canvas Fit organization to scale business Problem-Solution Fit Time Seed 1: Seed 2: Series A: Series B: Series C: Exit with Exit with Exit with MVP Exit with Exit with Customer- Problem- built, Early Solution- Product- Problem Fit Solution Fit Adopter Product Fit Market fit Investment Committee Governance Accelerator Angel Team Copyright © 2018 CA. All rights reserved.

JARVIS (exited to CPO) versionx Copyright © 2018 CA. All rights reserved. 31

CA Strategic Research: Looking at What’s Next The real magic of our digital world rests in that connection between an elegant and simple human interface and the vast array TECHNOLOGICALLY of complexities – data governance, policies, ADVANCED. and layers of code – that underpin it. PROFOUNDLY HUMAN – Otto Berkes, CA Executive Vice President & Chief Technology Officer Copyright © 2018 CA. All rights reserved.

Customer Success

A company’s Net Promoter Score is a good indicator of its future growth. Strong link between customer loyalty, organic growth and a company’s score Industry’s NPS leaders outgrew competitors by >2x. Promoters vs. Detractors 3x plan to purchase more 6x more willing to try a new offering 6x more likely to forgive Source: Bain and Company, Temkin Group Copyright © 2018 CA. All rights reserved. 34

A Great Plan CX & NPS Best Practices Companies Copyright © 2018 CA. All rights reserved. 35

CA has improved customer sentiment

- Support transformation
- CX Exploration w/Forrester
- Full NPS baseline
- Closed loop loyalty system for Platinum

- PwC CX Strategy
- Mobilized CX program
- CX governance
- Deployed Medallia, Gainsight, Jive and ServiceCloud

- Established corporate CX goal
- Customer Engagement Program
- CX Immersions
- Proactive support

- CA Mission and DNA launch
- User Journey dashboard launched
- CX goals across CA teams



Net Promoter Score
FY14
FY15
FY16
FY17
FY18

Key NPS Drivers

- Product Quality ↑
- Product Functionality ↑
- Account Management ↑
- Technical Support ↑

NPS & drivers improved YoY & climbing

ca technologies

Copyright © 2018 CA. All rights reserved.
36

Customer Support transformation results continue to improve Day One Reduction % Support …along with Product NPS Closure Rate Mean Time to Resolution Satisfaction (0-10 scale) Across the board improvementNPS improvement Leader-level Leader--levellevel FY16 to and growing PRODUCT and growing and growing FY17 FY18 3% Product FY16 to FY18 FY17 9.4 MAINFRAME NPS Up 9 FY18 41% FY17 17% FY18 9.4 Mainframe Up 9 FY17 17% DEVELOPER PRODUCTS FY16 9.3 Up 25 FY17 42% FY16FY16 14%14% FY17 9.4 NPS Dev Products Up 27 FY15 9.2 CONTINUOUS DELIVERY Up 19 FY16 36% FY15FY15 17%17% FY16 9.4 CD Up 16 FY14 9.1 AGILE OPERATIONS Up 15 FY15 33% FY14FY14 25%25% FY15 9.2 Agile Ops Up 16 FY13 9.0 SECURITY Up 38 FY14 22% FY14 9.1 Security Up 43 Improved by 57% since FY13 20 20 15 16 Copyright © 2018 CA. All rights reserved. 37

Mission DNA Promise Copyright © 2018 CA. All rights reserved. 38

What’s Next? CX 2020 Inspired employees, delivering business outcomes, via superior CX Culture Code CX Foster a purpose-driven, Build quality products that Wrap in a purposefully high performance culture solve modern problems delightful and caring CX that inspires people • Mission/DNA/Promise • Leading Product Portfolio • Customer Outcome Optimization • Mindset & Behaviors • UX/Telemetry/Integration • Proactive Omni-Channel Support • Employee Experience (EX) • Ideation & Roadmaps • Digital Experience (DX) • Empowerment & Engagement • Agile Development • Lean/Design Thinking GOAL: GOAL: GOAL: GOAL: High employee Strategic Customers Organic profitable engagement as partnerships with recommend CA as growth > market and measured by EoS customers as measured by NPS strong renewal rates Survey measured by NPS CA CX: The Source of Sustainable Competitive Advantage Copyright © 2018 CA. All rights reserved. 39

Finance Update

Revenue Growth (% Y/Y) 8% 4% 0% We have improved our -4% -8% revenue growth while FY15 FY16 FY17 FY18 Revenue (as reported) Revenue (constant currency)* maintaining our strong cash flow profile CFFO ($,mn) 1,300 1,200 1,100 1,000 900 FY15 FY16 FY17 FY18 *Note: Please refer to appendix for definition of constant currency metrics Copyright © 2018 CA. All rights reserved. 41

Improve Mainframe 1 Growth Trajectory Accelerate Enterprise Going forward, 2 Solutions Growth we expect to deliver sustainable Gain Operational 3 growth and improving Efficiencies shareholder returns 4 Enhance Capital Allocation Copyright © 2018 CA. All rights reserved. 42

1 Improve Mainframe Growth Trajectory Largest customers are growing CA is ranked #1 or #2 across MIPS usage and revenue every mainframe segment we participate in and we are gaining share in those markets* Opportunity to capture smaller CA is innovating and bringing new customers with zCloud solutions to market that tap into new buyers and adjacent markets (i.e. DCD) *Source: CA Strategy, derived from IDC Market Data Copyright © 2018 CA. All rights reserved. 43

2 Accelerate Enterprise Solutions Growth Enterprise Solutions Revenue Mix ($,mn) 2,000 • The acquisitions of Automic and Veracode have accelerated the repositioning of our Enterprise Solutions product portfolio • We expect our growing products within 1,000 Enterprise Solutions will become larger than our more mature offerings exiting FY19 • As our growth products become larger, our Enterprise Solutions growth should - be sustainable FY15 FY16 FY17 FY18 Mature Growth Copyright © 2018 CA. All rights reserved. 44

2 Accelerate Enterprise Solutions Growth $48bn CAGR • The markets in which we participate are +8% sizeable and growing rapidly 24% $33bn • SaaS and Subscription-based offerings 11% have been the predominant drivers of growth within our end markets 7% • While we’ve improved the alignment of our solutions to better address these secular trends, we will accelerate our -2% efforts going forward CY16 CY21 Mainframe On Prem SaaS Source: CA Served Available Market, Corporate Strategy. For markets where SaaS segmentation is not available, the market opportunity has been allocated to on premise Copyright © 2018 CA. All rights reserved. 45

2 Accelerate Enterprise Solutions Growth SaaS Revenue ($,mn) 400 Through our organic and 300 inorganic investments, SaaS has become a larger 200 percentage of our overall product revenue mix 100 - FY15 FY16 FY17 FY18 Copyright © 2018 CA. All rights reserved. 46

3 Gain Operational Efficiencies Sources of Cost Savings Reinvestment Opportunities Operational efficiencies gained through Our actions will result in higher returns and streamlined organizational model and generate capacity for reinvestment, including: business processes, including: • Accelerating our shift to a more modern GTM model, • Reducing management layers inclusive of sales, marketing & support • Operational consolidation • Embedding machine learning and artificial intelligence • Rebalancing some of our workforce to across our portfolio lower cost regions • Improving integrations across our products and business units ~$120mn Annualized cost savings created for reinvestment initiatives Copyright © 2018 CA. All rights reserved. 47

4 Enhance Capital Allocation Capital Allocation Plan ▪ $1.02 per share ▪ On average, we expect Dividend Approx. 3% div yield (as of 5.29.18) ▪ to return approximately Approx. $400mn per annum two-thirds of our annual ▪ Annual 1-2% share count reduction *Non-GAAP free cash flow Share ▪ Approx. $300mn per annum (approx. through dividends and Repurchases double the rate of FY18 level of share share repurchases repurchases) ▪ Dependent on strategic opportunity ▪ M&A $300mn to $500mn annually, on average *Note: Please refer to appendix for definition of Non-GAAP free cash flow Copyright © 2018 CA. All rights reserved. 48

Recap of FY19 Guidance Revenue $4,250mn to $4,290mn (% Y/Y) As reported: 0 to 1% | Constant Currency: -1 to 0% Operating GAAP: 24% to 26% Margin Non-GAAP: 37% GAAP EPS $1.78 to $1.87 (% Y/Y) As reported: 58% to 65% | Constant Currency: 50% to 58% Non-GAAP EPS $2.75 to $2.81 (% Y/Y) As reported: 6% to 8% | Constant Currency: 2% to 4% CFFO $1,140mn to $1,180mn As reported: -5% to -1% | Constant Currency: -7% to -3% Note: Please refer to appendix for definition and reconciliation of Non-GAAP metrics. The outlook for fiscal 2019 is based upon exchange rates on the last day of the preceding quarter, which was March 31, 2018, and is under the ASC 605 Revenue Standard. It assumes no material acquisitions and contains “forward-looking statements” (as defined previously). As the Company implements the ASC 606 Revenue Standard for fiscal 2019, we will be reporting results under both the ASC 605 and ASC 606 Revenue Standards during fiscal 2019 but will be providing guidance that primarily messages the business to ASC 605 results for comparability purposes. Copyright © 2018 CA. All rights reserved. 49

ASC 606

New Revenue Recognition Standard Objectives: Streamline & simplify: single framework replacing existing industry and transaction specific US GAAP Global and cross-industry consistency and comparability: enable financial statement users and preparers to compare companies in different industries regardless of accounting standards used Increase transparency: provide financial statement users with more extensive disclosures Impact to CA What does it Requirement to recognize revenue upon the transfer of product to customers regardless of whether it is a subscription or mean for CA? perpetual license When is it Standard is effective for CA as of April 1, 2018 (Q1 FY19). Under Modified Retrospective transition method, CA will be effective? required to perform reporting for one year under both ASC 605 and 606. Primary Increases the portion of revenue CA will recognize as point-in-time rather than over-time, creating variability in operating Impact margin, earnings, CFFO (cash taxes) and segment margins Copyright © 2018 CA. All rights reserved. 51

What Does & Does Not Change What DOES change What DOES NOT change • Increased point-in-time recognition of on- • Economic value of contracts with premise revenue for new/renewal customers bookings • Billings and cash collection from • Increased income statement volatility customers • Backlog and deferred revenue decrease • Ratable nature of SaaS and Maintenance, limited impact to Professional Services • Timing of cash tax payments; liability from deferred taxes • Renewals recognized only at expiration date of prior agreement • Commissions capitalized and amortized over three to seven years Copyright © 2018 CA. All rights reserved. 52

Impact to CA Line of Business ASC 605 ASC 606 Impact Mainframe Ratable over contract term Upfront license; Ratable maintenance Significant Enterprise Perpetual License - Stand-alone Upfront license; Ratable maintenance Upfront license; Ratable maintenance None - Bundled Ratable over contract term Upfront license; Ratable maintenance Significant Maintenance Ratable over contract term Ratable over contract term None Subscription Ratable over contract term Upfront license; Ratable maintenance Significant SaaS Ratable over contract term Ratable over contract term Minimal Services As rendered As rendered Minimal Copyright © 2018 CA. All rights reserved. 53

Revenue Composition Backlog Revenue Composition • Under ASC 606, we expect our total Deferred Revenue Renewals New Sales Services revenue backlog to be reduced in the range of 35% to 45% Annual Revenue • On an annual basis, we expect 45% to 50% of revenue will come from the balance sheet under ASC 606 versus roughly 70% under ASC 605 • Depending on the level of renewal bookings, this headwind is expected to be largely mitigated by increased point- in-time revenue recognition from transactions within the fiscal year ASC 605 ASC 606 Copyright © 2018 CA. All rights reserved. 54

Renewal Expirations Expiring Renewals + Transactions Closed Early • The dynamics of the renewal portfolio Expiring Renewals Natural Expiration will have an outsized impact on revenue and revenue growth and in any given period • However, renewal transactions can, and often do move in/out of fiscal years. Under ASC 606, revenue from renewals will be recognized at the natural expiration date • As such, renewal bookings, will not necessarily reflect renewal-related revenue in any given period FY19E FY20E FY21E Copyright © 2018 CA. All rights reserved. 55

ARR: The Key Topline Indicator Business Type ARR (Y/N) On-Premise Subscription Y Approximately 85% of product, and 80% of Perpetual Maintenance Y FY18 revenue can be SaaS Y classified as ARR Perpetual License N Services N ARR measures the health of CA’s installed base (recurring revenue) and normalizes for point-in-time Why ARR? recognition of subscription business. ARR is a holistic representation of recurring business that is influenced by both New Sales and Renewals Note: Please refer to appendix for definition of ARR and New Sales Copyright © 2018 CA. All rights reserved. 56

Modeled Product Bookings $’s in millions 1,500 1,000 500 - 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 Product Bookings Large SI Copyright © 2018 CA. All rights reserved. 57

Modeled Product Bookings & Revenue $’s in millions 1,500 1,000 500 - 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 Product Bookings Large SI ASC 605 Revenue Copyright © 2018 CA. All rights reserved. 58

Modeled Product Bookings & Revenue $’s in millions 1,500 1,000 500 - 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 Product Bookings Large SI ASC 605 Revenue ASC 606 Revenue Note: ASC 606 revenue is unaudited and modeled, for illustrative purposes only Copyright © 2018 CA. All rights reserved. 59

Modeled Product Bookings, Revenue & ARR $’s in millions 4,000 3,500 3,000 1,500 1,000 500 - 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1 1 Product Bookings Large SI ASC 605 Revenue ASC 606 Revenue ARR Note: ARR and ASC 606 revenue is unaudited and modeled, for illustrative purposes only, please refer to appendix for ARR definition Copyright © 2018 CA. All rights reserved. 60

Changes to Our Metrics Prior FY19 & Beyond ▪ New Sales Growth | Mainframe, ES, Total ▪ ARR | Mainframe, ES, SaaS, Total ▪ Quarterly Renewal Yield ▪ Annual Renewal Rate KPI’s ▪ Quarterly Weighted Avg. Subs/Maint Duration ▪ Annual Average Duration ▪ CFFO ▪ CFFO ▪ Subscription & Maintenance, Software Fees & Other ▪ Perpetual License, Term License, Maintenance, ▪ Mainframe, Enterprise Solutions, Services SaaS ▪ ▪ Revenue US, EMEA & Other Mainframe, Enterprise Solutions, Services ▪ US, EMEA & Other ▪ Point-in-time, Over-time ▪ Bookings ▪ Bookings ▪ Billings ▪ Billings Other ▪ Metrics Billings Backlog ▪ Expected Future Cash Collections Note: Please refer to appendix for definition of ARR, Annual Renewal Rate, Annual Average Duration Copyright © 2018 CA. All rights reserved. 61

ARR 1% to 2% (% Y/Y) Revenue $4,250mn to $4,290mn (% Y/Y) As reported: 0 to 1% | Constant Currency: -1 to 0% Operating GAAP: 24% to 26% Financial Outlook Margin Non-GAAP: 37% for FY19 GAAP EPS $1.78 to $1.87 (% Y/Y) As reported: 58% to 65% | Constant Currency: 50% to 58% Non-GAAP EPS $2.75 to $2.81 (% Y/Y) As reported: 6% to 8% | Constant Currency: 2% to 4% CFFO $1,140mn to $1,180mn As reported: -5% to -1% | Constant Currency: -7% to -3% Note: Please refer to appendix for definition and reconciliation of Non-GAAP metrics. The outlook for fiscal 2019 is based upon exchange rates on the last day of the preceding quarter, which was March 31, 2018, and is under the ASC 605 Revenue Standard. It assumes no material acquisitions and contains “forward-looking statements” (as defined previously). As the Company implements the ASC 606 Revenue Standard for fiscal 2019, we will be reporting results under both the ASC 605 and ASC 606 Revenue Standards during fiscal 2019 but will be providing guidance that primarily messages the business to ASC 605 results for comparability purposes. Copyright © 2018 CA. All rights reserved. 62

Where do we go from here? How do we get there? ARR Longer-Term 3% to 5% Improve Mainframe (% CAGR) 1 Financial Growth Trajectory Model CFFO 3% to 5% (3 to 5 years) (% CAGR) Accelerate Enterprise 2 Solutions Growth Business Evolve from a sales driven to a Model product and customer driven culture Gain Operational 3 Efficiencies Capital Expand shareholder-friendly capital Allocation allocation philosophy 4 Enhance Capital Allocation Note: Please refer to appendix for definition of ARR Copyright © 2018 CA. All rights reserved. 63

Q&A

Appendix

Definitions Annual Recurring Revenue (ARR): We define ARR as the annual value of all recurring revenue related to contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is a performance metric and is not intended to be combined with any of these items. Recurring Revenue, a component of ARR, is calculated by dividing the sum of all revenue recognized from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support by total revenue in the quarter Annual Renewal Rate: We define Annual Renewal Rate as the ending ARR, excluding any new arrangements, divided by the beginning period ARR. Renewals reflects the annualized value of the renewable components of contracts expiring in the period net of the annualized renewed value. Contracts that do not renew upon natural expiration are reflected as lost in the period of natural expiration. Annualized value of contracts that renew after natural expiration are reflected in the period in which the contract renews. Renewal activity from contracts that renew prior to the natural expiration are reflected in results in the period of natural expiration. Free Cash Flow: We define free cash flow as cash provided by operating activities reduced by purchases of property and equipment Annual Average Duration: We define Annual Average Duration as the average contract term entered into with customers during a period. New Sales: We define New Sales as sales of mainframe and enterprise solutions products and mainframe solutions capacity that are new or in addition to sales of products or mainframe solutions capacity previously contracted for by a customer. Copyright © 2018 CA. All rights reserved. 66

Non-GAAP Metrics This communication includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating expenses, operating income, operating margin, net income, and diluted earnings per share exclude the following items: non-cash amortization of purchased software, internally developed software and other intangible assets; share-based compensation expense; charges relating to restructuring and rebalancing initiatives that are large enough to require approval from the Company's Board of Directors and certain other gains and losses. The effective tax rate on GAAP and non-GAAP income from operations is the Company's provision for income taxes expressed as a percentage of pre-tax GAAP and non-GAAP income from operations, respectively. These tax rates are determined based on an estimated effective full year tax rate, with the effective tax rate for GAAP including the impact of discrete items in the period in which such items arise and the effective tax rate for non-GAAP generally allocating the impact of discrete items pro rata to the fiscal year's remaining reporting periods. The non-GAAP effective tax rate is typically equal to the full year GAAP effective tax rate, therefore no adjustment is required on an annual basis. However, to minimize certain distortions that otherwise would have resulted from applying this methodology to the significant non-recurring impact on the Company’s tax expense from enactment of the US Tax Reform in the third quarter of fiscal 2018, such impact was recorded as a discrete item in fiscal 2018 only for purposes of the GAAP effective tax rate, but excluded from the non-GAAP effective tax rate, which also yields different full-year effective tax rates for the Company’s GAAP and non-GAAP results in fiscal 2018. Non- GAAP diluted earnings per share also excludes the impact of the US Tax Reform. Non-GAAP free cash flow excludes purchases of property and equipment. The Company presents constant currency information to provide a framework for assessing how the Company's underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the Company's prior fiscal year (i.e., March 31, 2018, March 31, 2017, March 31, 2016, March 31, 2015 and March 31, 2014 respectively). Constant currency excludes the impacts from the Company's hedging program. The constant currency calculation for annualized subscription and maintenance bookings is calculated by dividing the subscription and maintenance bookings in constant currency by the weighted average subscription and maintenance duration in years. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and cash flows, to competitors' operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this communication to their most directly comparable GAAP financial measures, which are included in this communication. Copyright © 2018 CA. All rights reserved. 67

Reconciliation of GAAP Measures to Non-GAAP Measures Fiscal Year Ending Projected Diluted EPS March 31, 2019 Projected GAAP diluted EPS range $ 1.78 to $ 1.87 Non-GAAP adjustments: Purchased software amortization 0.46 0.46 Other intangibles amortization 0.09 0.09 Internally developed software products amortization 0.02 0.02 Share-based compensation 0.29 0.29 Restructuring expense 0.38 0.33 Tax effect of non-GAAP adjustments (0.27) (0.25) Total non-GAAP adjustment $ 0.97 $ 0.94 Projected non-GAAP diluted EPS range $ 2.75 to $ 2.81 Projected Operating Margin Projected GAAP operating margin range 24% to 26% Non-GAAP operating adjustments: Purchased software amortization 4% 4% Other intangibles amortization 1% 1% Internally developed software products amortization 0% 0% Share-based compensation 3% 3% Restructuring expense 5% 3% Total non-GAAP operating adjustment 13% 11% Projected non-GAAP operating margin 37% to 37% Copyright © 2018 CA. All rights reserved. 68

Constant Currency Summary Segment Reporting FY 2015 FY 2016 FY 2017 FY 2018 Mainframe Solutions $ 2,392 $ 2,215 $ 2,182 $ 2,176 % Y/Y -3% -7% -1% 0% % Y/Y in constant currency -2% -2% -1% -1% Enterprise Solutions $ 1,519 $ 1,484 $ 1,553 $ 1,748 % Y/Y -2% -2% 5% 13% % Y/Y in constant currency -1% 2% 5% 11% Services $ 351 $ 326 $ 301 $ 311 % Y/Y -7% -7% -8% 3% % Y/Y in constant currency -6% -3% -7% 2% Total Revenue $ 4,262 $ 4,025 $ 4,036 $ 4,235 % Y/Y -3% -6% 0% 5% % Y/Y in constant currency -2% -1% 1% 4% Note: Please refer to the definition of constant currency metrics within this appendix Copyright © 2018 CA. All rights reserved. 69

Third Party Sourcing Gartner Magic Quadrant for Full Life Cycle API Management, Paolo Maliverno and Mark O’Neill, April 30, 2018 Gartner Magic Quadrant for IT Project and Portfolio Management Worldwide,” Daniel B Stang, Matt Light, Teresa Jones, May 25, 2017 Gartner Magic Quadrant for Application Release Automation, Colin Fletcher, Laurie Wurtser, September 27, 2017 Gartner Magic Quadrant for Integrated IT Portfolio Analysis Applications, 2017, Daniel B. Stang and Stefan Van Der Zijden , November 27, 2017 Gartner Magic Quadrant for Identity Governance and Administration, Felix Gaehtgens, Brian Iverson, Kevin Kampman, February 21, 2018 Gartner Magic Quadrant for Enterprise Agile Planning Tools, Thomas E Murphy, Mike West, Keith James Mann, April 23, 2018 Gartner Magic Quadrant for Access Management Worldwide, Gregg Kreizman, Anmol Singh, June 7, 2017 Gartner Magic Quadrant for Application Security Testing Dionizio Zumerele, Ayal Tirosh, Mark Horvath, March 19, 2018 Gartner Magic Quadrant for Application Performance Monitoring Suites, Will Cappelli, Sanjit Ganguli, Federico DeSilva, March 19, 2018 Gartner does not endorse any vendor, product or service depicted in its research publications, and does not advise technology users to select only those vendors with the highest ratings or other designation. Gartner research publications consist of the opinions of Gartner's research organization and should not be construed as statements of fact. Gartner disclaims all warranties, expressed or implied, with respect to this research, including any warranties of merchantability or fitness for a particular purpose. IDC MarketScape: Worldwide Agile PPM 2017 Vendor Assessment — Enabling Adaptive Planning for Emerging Markets, DevOps, and IoT, July 31, 2017 IDC MarketScape: Worldwide Cloud Testing and ASQ SaaS 2017-2018 Vendor Assessment IDC MarketScape: Worldwide Worldwide Software Quality Analysis and Measurement 2017–2018 Vendor Assessment IDC MarketScape: Worldwide Enterprise Automated Software Quality 2017–2018 Vendor Assessment Ovum Decision Matrix: Ovum Decision Matrix: Selecting an API Management Solution 2016-2017 Ovum Decision Matrix: Selecting a Privileged Identity Management Solution, 2015–2016 Ovum Decision Matrix: Selecting an Agile Project Management Solution, 2016-2017 KuppingerCole Leadership Compass: Privilege Management, June 2017. KuppingerCole Leadership Compass: Identity as a Service: Single Sign-On to the Cloud (IDaaS SSO), June 2017 KuppingerCole Leadership Compass: Access Management and Federation, 2016 KuppingerCole Leadership Compass Adaptive Authentication, February 2017 KuppingerCole Leadership Compass: Identity Provisioning, November 2017 KuppingerCole Leadership Compass Access Governance, May 2018 Forrester Research Inc., The Forrester Wave™: Continuous Delivery And Release Automation, Q3 2017, August 30,2017 Forrester Research Inc., The Forrester Wave™: Static Application Security Testing, Q4 2017, December 12, 2017. Forrester Research Inc., The Forrester Wave™: API Management Solutions, Q4 2016, November 14, 2016. Forrester Research Inc., The Forrester Wave™: Application Performance Management, Q3 2016. Copyright © 2018 CA. All rights reserved. 70

(in millions, except per share amounts and where otherwise noted) Description FY 2016 1Q17 2Q17 3Q17 4Q17 FY 2017 1Q18 2Q18 3Q18 4Q18 FY 2018 ASC 606 License Financial Data Maintenance Revenue SaaS by Type Professional Services Historical Data Not Available Total Revenue Sheet 1 Total ARR ARR SaaS ARR Product Bookings 3,924 1,267 655 1,178 1,326 4,426 622 637 1,044 1,433 3,736 Note: For reconciliations of non-GAAP metrics to their comparable GAAP metric please see Bookings & Professional Services Bookings 323 86 74 80 97 337 81 83 84 90 338 the tables accompanying the fourth quarter fiscal 2016 earnings release dated May 11, 2016, Billings Total Bookings 4,247 1,353 729 1,258 1,423 4,763 703 720 1,128 1,523 4,074 the first quarter fiscal 2017 earnings release dated July 27, 2016, the second quarter fiscal Total Billings 3,916 764 683 1,229 1,367 4,043 857 737 1,219 1,447 4,260 2017 earnings release dated October 27, 2016, the third quarter fiscal 2017 earnings release GAAP EPS EPS Historical Data Not Available dated January 24, 2017, the fourth quarter fiscal 2017 earnings release dated May 11, 2017, Non-GAAP EPS the first quarter fiscal 2018 earnings release dated August 2, 2017, the second quarter fiscal CFFO 1,066 194 (53) 517 420 1,078 298 37 315 548 1,198 2018 earnings release dated October 25, 2017, the third quarter fiscal 2018 earnings release Adjustments: dated January 30, 2018, and the fourth quarter fiscal 2018 earnings release dated May 8, Cash Flow from Cash taxes 365 62 140 72 110 384 47 109 75 119 350 Operations Restructuring 7 1 1 1 1 4 1 1 - 2 4 2018 all of which are available on our website (http://ca.com/invest). Adjusted Pre-Tax CFFO 1,438 257 88 590 531 1,466 346 147 390 669 1,552 Single Installment Cash Collections 421 23 59 231 176 489 194 80 36 176 486 [1] Please refer to the definition of ARR within this appendix. ASC 605 [2] Please refer to the definition of constant currency metrics within this appendix. Mainframe 2,215 551 550 546 535 2,182 536 539 552 549 2,176 Enterprise Solutions 1,484 371 393 389 400 1,553 414 420 461 453 1,748 ASC 605 Revenue Professional Services 326 77 75 72 77 301 75 75 80 81 311 Total Revenue 4,025 999 1,018 1,007 1,012 4,036 1,025 1,034 1,093 1,083 4,235 Mainframe 61% 62% 62% 61% 59% 61% 65% 65% 64% 61% 64% ASC 605 Segment Enterprise Solutions 10% 13% 18% 14% 1% 11% 8% 10% 11% 6% 9% Margin Professional Services 7% 3% 3% -4% -3% 0% 1% 1% 3% 6% 3% ASC 605 Operating GAAP Operating Margin % 28% 29% 31% 31% 21% 28% 26% 27% 28% 25% 26% Margin Non-GAAP Operating Margin % 38% 39% 40% 38% 32% 37% 37% 38% 38% 34% 37% GAAP EPS 1.78 0.47 0.50 0.50 0.38 1.85 0.42 0.44 (0.23) 0.49 1.13 ASC 605 EPS Non-GAAP EPS 2.43 0.64 0.67 0.63 0.54 2.48 0.61 0.62 0.75 0.62 2.59 (% Y/Y) Mainframe -7% -2% -1% -1% -2% -1% -3% -2% 1% 3% 0% Enterprise Solutions -2% 10% 7% -2% 5% 5% 12% 7% 19% 13% 13% ASC 605 Revenue Professional Services -7% -3% -10% -12% -6% -8% -3% 0% 11% 5% 3% Total Revenue -6% 2% 1% -3% 0% 0% 3% 2% 9% 7% 5% GAAP EPS -2% 0% 28% -4% -7% 4% -11% -12% -146% 29% -39% ASC 605 EPS Non-GAAP EPS -4% 0% 20% 0% -10% 2% -5% -7% 19% 15% 4% CFFO 0% -10% -218% 55% -11% 1% 54% 170% -39% 30% 11% CFFO Adjusted Pre-Tax CFFO -7% 9% -45% 46% -17% 2% 35% 67% -34% 26% 6% (% Y/Y in Constant Currency)2 Mainframe -2% -1% -1% -1% -1% -1% -2% -3% 0% -1% -1% Enterprise Solutions 2% 10% 8% -2% 6% 5% 12% 6% 16% 10% 11% ASC 605 Revenue Professional Services -3% -2% -9% -12% -5% -7% -2% 0% 9% 1% 2% Total Revenue -1% 3% 2% -2% 1% 1% 4% 1% 7% 4% 4% GAAP EPS 13% -4% 31% -8% -7% 2% -4% -10% -146% 26% -38% ASC 605 EPS Non-GAAP EPS 6% -2% 18% -2% -12% 1% -3% -6% 16% 17% 6% CFFO 9% -6% -220% 57% -11% 3% 52% 154% -41% 29% 8% Copyright © CFFO2018 CA. All rights reserved. 71 Adjusted Pre-Tax CFFO Historical Data Not Available